UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

Switchback II Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39863	98-1564143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5949 Sherry Lane, Suite 1010 Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

(972) 514-9535

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	SWBK.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SWBK	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SWBK.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement

On May 11, 2021, Switchback II Corporation, a Cayman Islands exempted company (“SPAC”), Maverick Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of SPAC (“Merger Sub”), Bird Rides, Inc., a Delaware corporation (the “Company”), and Bird Global, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Holdings”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, (a) SPAC will merge with and into Holdings (the “Domestication Merger”), with Holdings surviving the merger (Holdings, in its capacity as the surviving corporation of the Domestication Merger, is sometimes referred to herein as the “Surviving Corporation”) and (b) following the closing of the Domestication Merger, Merger Sub will merge with and into the Company (the “Acquisition Merger”, and together with the Domestication Merger, the “Mergers”), with the Company surviving the Acquisition Merger as a wholly owned subsidiary of the Surviving Corporation (the Company, in its capacity as the surviving corporation of the Acquisition Merger, is sometimes referred to herein as the “Surviving Subsidiary Corporation”). The Mergers, together with the other transactions related thereto, are referred to herein as the “Proposed Transactions.” References herein to “SPAC” shall refer to Switchback II Corporation for all periods prior to completion of the Domestication Merger and to the Surviving Corporation for all periods after completion of the Domestication Merger.

Conversion of Securities

At the effective time of the Domestication Merger (the “Domestication Merger Effective Time”), by virtue of the Domestication Merger and without any action on the part of SPAC, Merger Sub, the Company, Holdings or the holders of any of the following securities:

(i)	each share of common stock of Holdings, par value $0.000001 per share, issued and outstanding immediately prior to the Domestication Merger Effective Time will be redeemed for par value;

(ii)

each then issued and outstanding SPAC Class A ordinary share, par value $0.0001 per share (“SPAC Class A Ordinary Share”), will convert automatically, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of the Surviving Corporation (“Surviving Corporation Class A Common Stock”);

(iii)

each then issued and outstanding SPAC Class B ordinary share, par value $0.0001 per share (“SPAC Founder Share”), will convert automatically, on a one-for-one basis, into a share of Class B common stock, par value $0.0001 per share, of the Surviving Corporation (“Surviving Corporation Class B Common Stock”);

(iv)

each then issued and outstanding warrant to purchase one SPAC Class A Ordinary Share (each, a “SPAC Warrant”) will convert automatically into a warrant to acquire one share of Surviving Corporation Class A Common Stock (each resulting warrant, an “Assumed SPAC Warrant”); and

(v)

each then issued and outstanding SPAC unit, consisting of one Class A Ordinary Share and one-fifth of one SPAC Warrant (each, a “SPAC Unit”), will convert automatically into one unit of the Surviving Corporation, with each such unit representing one share of Surviving Corporation Class A Common Stock and one-fifth of one Assumed SPAC Warrant (each resulting unit, a “Surviving Corporation Unit”).

On the closing date of the Acquisition Merger and immediately prior to the effective time of the Acquisition Merger (the “Acquisition Merger Effective Time”), subject to receipt of the requisite approval of the stockholders of the Company, each share of preferred stock of the Company (each series of the Company’s outstanding preferred stock, collectively, the “Company Preferred Stock”) that is issued and outstanding immediately prior to the Acquisition Merger Effective Time will convert automatically into a number of shares of common stock of the Company at the then-effective conversion rate in accordance with the Company’s certificate of incorporation (the “Conversion”).

At the Acquisition Merger Effective Time, by virtue of the Acquisition Merger and without any action on the part of the Surviving Corporation, Merger Sub, the Company or the holders of any of the following securities:

(i)

each then issued and outstanding share of common stock of the Company, par value $0.000001 per share (“Company Common Stock”) (including shares of Company Common Stock resulting from the Conversion, but excluding restricted shares of Company Common Stock (such shares, “Company Restricted Stock”)), will be canceled and converted into the right to receive:

a.

(A) with respect to Travis VanderZanden (the “Company Founder”), a number of shares of Class X common stock, par value $0.0001 per share, of the Surviving Corporation (“Surviving Corporation Class X Common Stock” and, together with the Surviving Corporation Class A Common Stock, the “Surviving Corporation Common Stock”), equal to (x) the quotient (the “Exchange Ratio”) obtained by dividing 240,000,000 by (y) the total number of shares of Company Common Stock outstanding immediately prior to the Acquisition Merger Effective Time (other than any shares of Company Restricted Stock), and including, for the avoidance of doubt, the number of shares of Company Common Stock issuable upon the Conversion, and (B) with respect to any person who holds Company Common Stock immediately prior to the Acquisition Merger Effective Time, other than the Company Founder, a number of shares of Surviving Corporation Class A Common Stock equal to the Exchange Ratio (collectively, the “Per Share Merger Consideration”); and

b.	the contingent right to receive Earnout Shares (as defined below) as additional consideration;

(ii)

all shares of Company Common Stock and Company Preferred Stock held in the treasury of the Company will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(iii)

each then issued and outstanding share of common stock of Merger Sub, par value $0.0001 per share, will be converted into and exchanged for one share of common stock, par value $0.000001 per share, of the Surviving Subsidiary Corporation;

(iv)

each then outstanding and unexercised warrant of the Company (each, a “Company Warrant”) will be assumed and converted into a warrant to purchase a number of shares of Surviving Corporation Class A Common Stock (each, an “Assumed Warrant”) equal to the product of (x) the number of shares of Company Common Stock subject to such Company Warrant (assuming the shares of Company Preferred Stock subject to such Company Warrant convert into shares of Company Common Stock pursuant to the Conversion) and (y) the Exchange Ratio, at an exercise price per share equal to (i) the exercise price per share of such Company Warrant (assuming the shares of Company Preferred Stock subject to such Company Warrant convert into shares of Company Common Stock pursuant to the Conversion) divided by (ii) the Exchange Ratio;

(v)

each then outstanding and unexercised option to purchase shares of Company Common Stock (each, a “Company Option”), whether or not vested, will be assumed and converted into (a) an option to purchase a number of shares of Surviving Corporation Class A Common Stock (each, an “Exchanged Option”) equal to the product of (x) the number of shares of Company Common Stock subject to such Company Option and (y) the Exchange Ratio, at an exercise price per share equal to (i) the exercise price per share of such Company Option divided by (ii) the Exchange Ratio (which option will remain subject to the same vesting terms as such Company Option) and (b) the contingent right to receive Earnout Shares as additional consideration;

(vi)

each then outstanding award of Company Restricted Stock will be assumed and converted into (a) an award covering a number of restricted shares of Surviving Corporation Common Stock (“Exchanged Restricted Stock”) equal to the product of (x) the number of shares of Company Restricted Stock subject to such award and (y) the Exchange Ratio (which award will remain subject to the same vesting and repurchase terms as such Company Restricted Stock) and (b) the contingent right to receive Earnout Shares as additional consideration; and

(vii)

each then outstanding restricted stock unit award covering shares of Company Common Stock (“Company RSU Award”) will be assumed and converted into (a) an award covering a number of shares of Surviving Corporation Class A Common Stock (“Exchanged RSU Award”) equal to the product of (x) the number of shares of Company Common Stock subject to such award and (y) the Exchange Ratio (which award will remain subject to the same vesting and repurchase terms as such Company RSU Award) and (b) the contingent right to receive Earnout Shares as additional consideration.

At the Acquisition Merger Effective Time, pursuant to the terms of the certificate of incorporation of the Surviving Corporation adopted in connection with the Domestication Merger, each share of Surviving Corporation Class B Common Stock will be converted, on a one-for-one basis, into a share of Surviving Corporation Class A Common Stock and will no longer be outstanding and will cease to exist. At the Acquisition Merger Effective Time, pursuant to their terms, each Surviving Corporation Unit will be separated into its component parts and will no longer be outstanding and will cease to exist.

Earnout

During the five-year period following the closing date of the Acquisition Merger (the “Earnout Period”), the Surviving Corporation may issue to eligible holders of securities of the Company up to 30,000,000 additional shares of Surviving Corporation Common Stock in the aggregate (the “Earnout Shares”), in three equal tranches, upon the satisfaction of certain price targets set forth in the Business Combination Agreement, which price targets will be based upon the (i) daily volume-weighted average sale price of one share of Surviving Corporation Common Stock quoted on the New York Stock Exchange (the “NYSE”), or the exchange on which the shares of Surviving Corporation Common Stock are then traded, for any ten trading days within any twenty consecutive trading day period within the Earnout Period or (ii) the per share consideration received in connection with a “change of control” (as defined in the Business Combination Agreement). Earnout Shares issuable with respect to Company Options, Company Restricted Stock and Company RSU Awards will be issued in the form of restricted Surviving Corporation Common Stock, which will vest and the restrictions thereon will lapse based on the achievement of the same price targets.

Representations, Warranties and Covenants

The Business Combination Agreement contains representations and warranties of (i) the Company and Holdings and (ii) SPAC and Merger Sub that are customary for transactions of this nature. The representations and warranties of the Company, Holdings, SPAC and Merger Sub will not survive the closing of the Acquisition Merger.

The Business Combination Agreement contains certain covenants of the parties, including, among others, covenants requiring that (a) the parties will conduct their respective businesses in the ordinary course through the consummation of the Acquisition Merger, (b) SPAC will use its reasonable best efforts to keep the SPAC Units, SPAC Class A Ordinary Shares and SPAC Warrants listed for trading on the NYSE until the Domestication Merger Effective Time and each of SPAC, the Company and Holdings will use their respective reasonable best efforts to cause the shares of Surviving Corporation Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on the NYSE at the closing of the Acquisition Merger, (c) SPAC and the Company will (x) not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and (y) cease discussions regarding alternative transactions, (d) SPAC, Holdings and the Company will jointly prepare (and Holdings will file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Surviving Corporation Common Stock and Assumed SPAC Warrants to be issued in connection with the Domestication Merger and the Acquisition Merger (which Registration Statement will contain a joint proxy statement / prospectus for the purpose of soliciting proxies from SPAC’s shareholders to vote in favor of adoption and approval of the Business Combination Agreement and the Proposed Transactions, the Required SPAC Proposals (as defined in the Business Combination Agreement) and certain other matters at the SPAC Shareholders’ Meeting (as defined below)) and (e) the parties will cooperate in obtaining necessary approvals from governmental agencies.

Closing

Immediately prior to filing of a certificate of merger with respect to the Domestication Merger, subject to the receipt by SPAC from the Company of a customary officer’s certificate certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement, a first closing (the “Domestication Closing”) will occur. The date on which the Domestication Closing will occur is referred to herein as the “Domestication Closing Date.” On the business day following the Domestication Closing, subject to the receipt by SPAC from the Company of an officer’s certificate certifying to (a) the truth and correctness of certain representations and warranties of the Company and Holdings and (b) the compliance by the Company and Holdings of certain covenants and agreements set forth in the Business Combination Agreement (or such later date as the parties may agree in writing that is no more than two business days after the Domestication Closing Date, and no later than three business days after the date of the satisfaction or, if permissible, waiver of the conditions to closing of the Acquisition Merger set forth in the Business Combination Agreement (such date, the “Acquisition Closing Date”), immediately prior to filing a certificate of merger with respect to the Acquisition Merger, a second closing (the “Acquisition Closing”) will occur.

Conditions to Closing

Mutual

The obligations of the Company, Holdings, SPAC and Merger Sub to consummate the Proposed Transactions, including the Mergers, are subject to the satisfaction or waiver (where permissible) at or prior to the Acquisition Merger Effective Time of the following conditions:

(i)

the written consent of the requisite stockholders of the Company in favor of the approval and adoption of the Business Combination Agreement and the Mergers and all other transactions contemplated by the Business Combination Agreement (the “Written Consent”) having been delivered to SPAC;

(ii)

the Required SPAC Proposals having each been approved and adopted by the requisite affirmative vote of the SPAC shareholders at a meeting of SPAC’s shareholders (the “SPAC Shareholders’ Meeting”) in accordance with the Registration Statement, the Delaware General Corporation Law, the Cayman Islands Companies Act (As Revised), SPAC’s organizational documents and the rules and regulations of the NYSE;

(iii)

no governmental authority having enacted, issued, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting the consummation of the Proposed Transactions;

(iv)

all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), having been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under the HSR Act having expired or been terminated;

(v)

the Registration Statement having been declared effective and no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened by the SEC;

(vi)

the shares of Surviving Corporation Common Stock to be issued pursuant to the Business Combination Agreement (including the Earnout Shares) and the Private Placements (as defined below) having been approved for listing on the NYSE, or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement, as of the Acquisition Closing Date;

(vii)

either SPAC having at least $5,000,001 of net tangible assets after giving effect to the redemption of public shares by SPAC’s public shareholders, in accordance with SPAC’s organizational documents and after giving effect to the Private Placements, or the SPAC Class A Ordinary Shares shall not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(viii)	the Domestication Closing having been completed.

SPAC and Merger Sub

The obligations of SPAC and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Acquisition Merger Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of the Company and Holdings as determined in accordance with the Business Combination Agreement;

(ii)

the Company and Holdings having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by them on or prior to the Acquisition Merger Effective Time; and

(iii)

the Company having delivered to SPAC a customary officer’s certificate, dated as of the Acquisition Closing Date, signed by an officer of the Company, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement.

The Company and Holdings

The obligations of the Company and Holdings to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Acquisition Merger Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of SPAC and Merger Sub as determined in accordance with the Business Combination Agreement;

(ii)

each of SPAC and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Acquisition Merger Effective Time;

(iii)

SPAC having delivered to the Company a certificate, dated the date of the Acquisition Closing Date, signed by the Chief Executive Officer of SPAC, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

(iv)

SPAC having made all necessary and appropriate arrangements with Continental Stock Transfer & Trust Company, acting as trustee, to have all of the funds in the SPAC’s trust account (the “Trust Account”) disbursed to SPAC immediately prior to the Acquisition Merger Effective Time, and all such funds released from the Trust Account being available to SPAC in respect of all or a portion of the payment obligations set forth in the Business Combination Agreement and the payment of SPAC’s fees and expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions;

(v)	SPAC having provided the holders of Surviving Corporation Class A Common Stock with the opportunity to redeem their shares thereof in connection with the Proposed Transactions; and

(vi)

as of the Acquisition Closing, after consummation of the Private Placements and after distribution of the funds in the Trust Account and deducting all amounts to be paid pursuant to the exercise of redemption rights of public shareholders, SPAC having cash on hand equal to or in excess of $160,000,000 (without, for the avoidance of doubt, taking into account any transaction fees, costs and expenses paid or required to be paid in connection with the Proposed Transactions and the Private Placements).

Termination

The Business Combination Agreement may be terminated at any time prior to the Acquisition Merger Effective Time by mutual written consent of the Company and SPAC and in certain other limited circumstances, including if the Acquisition Merger Effective Time has not occurred 180 days after the date of the Business Combination Agreement.

Either SPAC or the Company may also terminate the Business Combination Agreement if any of the Required SPAC Proposals fails to receive the requisite vote for approval at the SPAC Shareholders’ Meeting. Additionally, If the Company fails to deliver the Written Consent to SPAC within five business days of the Registration Statement becoming effective (a “Written Consent Failure”), SPAC shall have the right to terminate the Business Combination Agreement; provided, that SPAC may not terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such Written Consent Failure, unless such Written Consent Failure is not cured within five business days after notice of such Written Consent Failure is provided by SPAC to the Company.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to fraud or a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Proposed Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Holdings, SPAC or Merger Sub. In particular, the assertions embodied in representations and warranties by the Company, Holdings, SPAC and Merger Sub contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Company, Holdings, SPAC or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Company Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company delivered to SPAC a stockholder support agreement (the “Support Agreement”), pursuant to which certain stockholders of the Company with ownership interests sufficient to approve the Proposed Transactions on behalf of the Company (the “Written Consent Parties”), have agreed to support the approval and adoption of the transactions contemplated by the Business Combination Agreement, including agreeing to execute and deliver the Written Consent within 48 hours of the Registration Statement becoming effective. The Support Agreement will terminate upon the earlier to occur of (a) the Acquisition Merger Effective Time, (b) the date of the termination of the Business Combination Agreement in accordance with its terms and (c) the effective date of a written agreement of SPAC, the Company and the Written Consent Parties terminating the Support Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Acquisition Closing, that certain Registration Rights Agreement dated January 7, 2021 will be amended and restated and the Surviving Corporation, certain shareholders of SPAC (the “SPAC Holders”) and certain stockholders of the Company (the “Company Holders” and together with the SPAC Holders, the “Reg Rights Holders”) will enter into that amended and restated Registration Rights Agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the registration rights agreement, the Surviving Corporation will agree that, within 20 business days after the consummation of the Proposed Transactions, the Surviving Corporation will use its commercially reasonable efforts to file with the SEC a registration statement registering the resale of certain securities (the “Resale Registration Statement”), and the Surviving Corporation will use its commercially reasonable efforts to have the Resale Registration Statement become effective after the filing thereof. In certain circumstances, the Company Holders can demand up to three underwritten offerings, the SPAC Holders can demand up to three underwritten offerings, the Reg Rights Holders can demand up to four block trades in any 12-month period and the Reg Rights Holders will be entitled to customary piggyback registration rights.

Founders Shares Letter

In connection with the execution of the Business Combination Agreement, NGP Switchback II, LLC (“Sponsor”) and certain officers and directors of Switchback (such holders, together with Sponsor, the “Founder Shareholders”), entered into a letter agreement (the “Founders Shares Letter”) with SPAC and the Company pursuant to which, among other things, the Founder Shareholders agreed to (a) effective upon the Acquisition Closing, waive the anti-dilution rights set forth in SPAC’s organizational documents and (b) vote all SPAC Founder Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Proposed Transactions.

The foregoing description of the Founders Shares Letter is qualified in its entirety by reference to the full text of the form of the Founders Shares Letter, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Amendment to the IPO Letter Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Sponsor and certain officers and directors of SPAC have entered into an amendment to the Letter Agreement, dated January 7, 2021 (the “Letter Agreement Amendment”), pursuant to which such parties have agreed, effective upon the Acquisition Closing, to subject (a) 988,281 SPAC Founders Shares held by them (including any Surviving Corporation Class A Common Stock issued in exchange therefor in the Proposed Transactions), on a pro rata basis, to potential forfeiture if the average reported last sale price of one share of Surviving Corporation Class A Common Stock quoted on the NYSE (or the exchange on which the shares of Surviving Corporation Class A Common Stock are then listed) is not greater than or equal to $12.50 for any ten trading days within any 20 consecutive trading day period within the five-year period following the Acquisition Closing and (b) 988,281 SPAC Founders Shares held by them (including any Surviving Corporation Class A Common Stock issued in exchange therefor in the Proposed Transactions), on a pro rata basis, to potential forfeiture if the average reported last sale price of one share of Surviving Corporation Class A Common Stock quoted on the NYSE (or the exchange on which the shares of Surviving Corporation Class A Common Stock are then listed) is not greater than or equal to $15.00 for any ten trading days within any 20 consecutive trading day period within the five-year period following the Acquisition Closing.

The foregoing description of the Letter Agreement Amendment is qualified in its entirety by reference to the full text of the form of the Letter Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, SPAC entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and SPAC agreed that the Surviving Corporation will sell to the PIPE Investors, an aggregate of 16,000,000 shares of Surviving Corporation Class A Common Stock for a purchase price of $10.00 per share (the “Acquired Shares”) in a private placement or placements (the “Private Placements”) and an aggregate purchase price of $160,000,000.

The closing of the sale of the Acquired Shares pursuant to the Subscription Agreements will take place substantially concurrently with the Acquisition Closing and is contingent upon, among other customary closing conditions, the subsequent consummation of the Proposed Transactions. The purpose of the Private Placements is to raise additional capital for use by the combined company following the Acquisition Closing.

Pursuant to the Subscription Agreements, SPAC agreed that, within 15 business days after consummation of the Proposed Transactions, the Surviving Corporation will file with the SEC (at the Surviving Corporation’s sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “PIPE Resale Registration Statement”), and SPAC will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) 60 calendar days (or 90 calendar days if the SEC notifies the Surviving Corporation that it will review the PIPE Resale Registration Statement) following the Acquisition Closing and (ii) the tenth business day after the SEC notifies the Surviving Corporation that the registration statement will not be reviewed or will not be subject to further review.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, the form of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of the Surviving Corporation that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On May 12, 2021, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that SPAC and the Company will hold a conference call on May 12, 2021 at 9:00 am Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. The script that SPAC and the Company intend to use for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions.

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference are audited consolidated financial statements of the Company and its subsidiaries as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020.

Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information for Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Proposed Transactions, Holdings will file the Registration Statement with the SEC, which will include a proxy statement of SPAC and a prospectus of Holdings. SPAC and Holdings also plan to file other documents with the SEC regarding the Proposed Transactions. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of SPAC. SHAREHOLDERS OF SPAC AND THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about SPAC, the Company and Holdings once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

SPAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the Proposed Transactions. The Company, Holdings and their respective officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of SPAC is set forth in SPAC’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements.”. All statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of, fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and SPAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the shareholders of SPAC or the stockholders Company is not obtained; the failure to realize the anticipated benefits of the Proposed Transactions; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the amount of redemption requests made by SPAC’s public shareholders; the ability of SPAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Transactions or in the future and those factors discussed in SPAC’s final prospectus dated January 11, 2021, Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequently filed Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of SPAC filed, or to be filed, with the SEC or to be filed by Holdings with the SEC. If any of these risks materialize or SPAC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. SPAC and the Company anticipate that subsequent events and developments will cause SPAC’s and the Company’s assessments to change. However, while SPAC, the Company and Holdings may elect to update these forward-looking statements at some point in the future, SPAC, the Company and Holdings specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s, the Company’s and Holdings’ assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning these and other factors that may impact SPAC’s, the Company’s or Holdings’ expectations and projections can be found in SPAC’s periodic filings with the SEC, including SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and Holdings’ filings with the SEC. SPAC’s and Holdings’ SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of May 11, 2021, by and among SPAC, Merger Sub, the Company and Holdings.

10.1	Founders Shares Letter, dated May 11, 2021 by and among SPAC, Sponsor and the Founder Shareholders.

10.2	Letter Agreement Amendment, dated May 11, 2021, by and among SPAC and the officers and directors of SPAC party thereto.

10.3	Form of Subscription Agreement.

99.1	Press Release, dated May 12, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

99.4	Audited Consolidated Financial Statements of Bird Rides, Inc.

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWITCHBACK II CORPORATION

Date: May 12, 2021	By:	/s/ Jim Mutrie
	Name:	Jim Mutrie
	Title:	Co-Chief Executive Officer